                                                                  Exhibit 99


[ALLETE LOGO]                             For Release:      January 24, 2002
                                          CONTACT:          Eric Olson
                                                            218-723-3947
                                                            eolson@allete.com

                                          INVESTOR          Tim Thorp
                                          CONTACT:          218-723-3953
NEWS                                                        tthorp@allete.com



                         ALLETE POSTS SOLID 2001 RESULTS
                         -------------------------------

(Duluth, Minn.)--ALLETE, Inc. (NYSE: ALE) today announced earnings, before one-time events, of 37 cents per share for the fourth quarter of 2001, compared with 27 cents for the same period last year. Excluding the one-time events, annual earnings per share were $1.87, compared with $1.67 in 2000, an increase of 12 percent. The aforementioned earnings figures exclude a 6 cents per share exit charge recorded by ALLETE's vehicle transport company in 2001 and a 44 cent gain in 2000 relating to the company's past investment in ACE Limited. Reported earnings per share in 2001, including the one-time events, were 31 cents for the quarter and $1.81 for the year, compared with 27 cents for the quarter and $2.11 in 2000.

"The strength of our core business units--energy and automotive services became evident more than ever in 2001," said David Gartzke, chairman, president and chief executive officer of ALLETE. "Despite economic adversity both nationally and regionally, our people weathered the storms and helped us meet or exceed our growth targets for the year."

In the fourth quarter of 2001, AUTOMOTIVE SERVICES posted an earnings increase of $8.6 million over the same period in 2000 due mainly to acquisitions and an increase in the number of vehicles sold at auction and financed by Automotive Finance Corporation (AFC). For the year, Automotive Services net income was $74.8 million, a 50 percent increase over 2000, exceeding the company's stated growth goal of 40 percent. Same-store earnings at ADESA wholesale auctions increased by 13 percent over 2000 levels as measured by earnings before interest, taxes, depreciation, amortization and lease expense. At AFC, the number of vehicles financed in 2001 rose to 904,000, an increase of 14 percent over 2000.

ENERGY SERVICES reported fourth quarter earnings of $11.4 million, about the same as the fourth quarter of 2000. For the year, net income increased to $50 million, a 16 percent increase over 2000, due primarily to increased margins from wholesale power marketing and trading.

INVESTMENTS and CORPORATE CHARGES include the investment portfolio, real estate, emerging technology investments and corporate charges. For the quarter, net income from segment fell by $300,000 compared with 2000. Earnings in 2001 were $3.8 million.

ALLETE plans to exit its water business and is entertaining purchase offers from interested parties. This potential sale would provide additional funds for ALLETE to aggressively seek new growth initiatives.

Looking ahead to 2002, ALLETE anticipates earnings per share growth of between 8 and 10 percent over $1.87, and 20 percent net income growth in Automotive Services. These projections do not reflect newly mandated changes in accounting standards. Taking these changes into account, ALLETE's growth projections for 2002 are between 14 and 16 percent, and over 30 percent for Automotive Services.

                                     -more-

ALLETE NEWS RELEASE                                                       PAGE 2
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ALLETE's  corporate  headquarters  are  located in Duluth,  Minnesota.  ALLETE's holdings include the second largest wholesale automobile auction network in North America, the leading provider of independent auto dealer inventory financing, significant real estate holdings in Florida and a low-cost electric utility that serves some of the largest industrial customers in the United States. For more information about ALLETE, visit the company's web site at www.allete.com.

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS
DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       ###

                              [LOGO] recycled paper
           ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                          FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000
                                                  Millions Except Per Share Amounts

                                                                            QUARTER ENDED                     YEAR TO DATE
                                                                        2001             2000             2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                    $145.5          $162.9         $  620.8        $  589.5
     Automotive Services                                                 205.9           153.6            832.1           522.6
     Investments                                                          10.2             7.4             74.8            77.4
-----------------------------------------------------------------------------------------------------------------------------------
         Total Operating Revenue                                         361.6           323.9          1,527.7         1,189.5
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
     Fuel and Purchased Power                                             53.7            62.3            233.1           229.0
     Operations                                                          253.7           214.2          1,012.1           730.6
     Interest Expense                                                     16.9            19.4             74.7            58.8
-----------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expenses                                        324.3           295.9          1,319.9         1,018.4
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME BEFORE ACE                                               37.3            28.0            207.8           171.1
INCOME FROM DISPOSITION OF INVESTMENT IN ACE                                 -               -                -            48.0
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                          37.3            28.0            207.8           219.1
DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                              1.5             1.5              6.0             6.0
INCOME TAX EXPENSE                                                        11.1             9.8             73.2            76.2
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                         24.7            16.7            128.6           136.9
INCOME FROM DISCONTINUED OPERATIONS                                        0.8             2.3             10.1            11.7
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                              $ 25.5          $ 19.0         $  138.7        $  148.6
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE SHARES OF COMMON STOCK
     Basic                                                                79.6            70.3             75.8            69.8
     Diluted                                                              80.4            70.6             76.5            70.1
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE OF COMMON STOCK
     Basic   - Continuing Operations                                     $0.30           $0.24            $1.70           $1.95
               Discontinued Operations                                    0.01            0.03             0.13            0.17
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         $0.31           $0.27            $1.83           $2.12
-----------------------------------------------------------------------------------------------------------------------------------
     Diluted - Continuing Operations                                     $0.30           $0.24            $1.68           $1.94
               Discontinued Operations                                    0.01            0.03             0.13            0.17
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         $0.31           $0.27            $1.81           $2.11
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS PER SHARE OF COMMON STOCK                                    $0.2675         $0.2675            $1.07           $1.07
-----------------------------------------------------------------------------------------------------------------------------------

                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                FOR THE PERIODS ENDED DECEMBER 31, 2001 AND 2000
                                    Millions

                                                     2001         2000
-------------------------------------------------------------------------
ASSETS
Current Assets                                    $  909.9      $  731.0
Property, Plant and Equipment                      1,324.0       1,201.9
Investments                                          141.0         116.4
Goodwill                                             494.4         472.8
Other                                                103.6          87.3
Discontinued Operations                              309.6         304.6

-------------------------------------------------------------------------
TOTAL ASSETS                                      $3,282.5      $2,914.0
-------------------------------------------------------------------------

                                                     2001         2000
-------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                               $  704.5      $  707.0
Long-Term Debt                                       933.8         817.2
Other Liabilities                                    270.3         257.5
Discontinued Operations                              155.1         156.5
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                      75.0          75.0
Stockholders' Equity                               1,143.8         900.8

-------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $3,282.5      $2,914.0
-------------------------------------------------------------------------

ALLETE NEWS RELEASE                                                       PAGE 4
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
                                                                  QUARTER ENDED                           YEAR TO DATE
                                                                   DECEMBER 31,                           DECEMBER 31,
ALLETE, INC.                                                   2001             2000                  2001             2000
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME
Millions

   Energy Services                                            $11.4            $11.7                 $ 50.0          $ 43.1
   Automotive Services                                         15.6              7.0                   74.8            49.9
   Investments and Corporate Charges                           (2.3)            (2.0)                   3.8            13.5
--------------------------------------------------------------------------------------------------------------------------------
     Net Income Before ACE                                     24.7             16.7                  128.6           106.5
--------------------------------------------------------------------------------------------------------------------------------
   ACE Transaction<F1>                                            -                -                      -            30.4
--------------------------------------------------------------------------------------------------------------------------------
   Income from Continuing Operations                           24.7             16.7                  128.6           136.9
   Income from Discontinued Operations<F2>                      0.8              2.3                   10.1            11.7
--------------------------------------------------------------------------------------------------------------------------------
     Net Income                                               $25.5            $19.0                 $138.7          $148.6
--------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE

   Continuing Operations
      Before ACE Transaction                                  $0.30            $0.24                  $1.68           $1.50
      ACE Transaction<F1>                                         -                -                      -            0.44
--------------------------------------------------------------------------------------------------------------------------------
                                                               0.30             0.24                   1.68           $1.94
   Discontinued Operations<F2>                                 0.01             0.03                   0.13            0.17
--------------------------------------------------------------------------------------------------------------------------------
                                                              $0.31            $0.27                  $1.81           $2.11
--------------------------------------------------------------------------------------------------------------------------------

<F1>   In May 2000  ALLETE,  Inc. sold its  investment in  ACE  Limited  common stock,  which resulted in  an  after-tax gain of
       $30.4  million,  or $0.44 per share.  The ACE shares were received in December 1999 upon  completion of ACE's merger with
       Capital Re Corporation.
<F2>   Discontinued  operations included the operating results  of ALLETE's  Water Services businesses  and  its  auto transport company. During the fourth quarter of 2001 ALLETE recognized a $4.4 million, or $0.06 per share, estimated charge to exit the auto transport company.

                                                                 QUARTER ENDED                             YEAR TO DATE
                                                                  DECEMBER 31,                             DECEMBER 31,
STATISTICAL DATA                                               2001            2000                     2001            2000
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE
     Common Stock
         High                                                 $25.85          $25.50                   $26.89          $25.50
         Low                                                  $21.14          $20.13                   $20.19          $14.75
         Close                                                $25.20          $24.81                   $25.20          $24.81

     Book Value                                               $13.63          $12.06                   $13.63          $12.06

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Retail
              Residential                                      233.7           248.8                    997.5           980.1
              Commercial                                       268.5           272.3                  1,233.9         1,207.9
              Industrial                                     1,541.9         1,699.7                  6,549.3         7,193.7
              Other                                             18.0            18.8                     75.3            76.1
         Resale                                                605.4           655.7                  2,085.8         2,272.9
---------------------------------------------------------------------------------------------------------------------------------
                                                             2,667.5         2,895.3                 10,941.8        11,730.7

AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                      408,000         364,000                1,761,000       1,286,000
              Total Loss                                      45,000          16,000                  148,000          33,000
---------------------------------------------------------------------------------------------------------------------------------
                                                             453,000         380,000                1,909,000       1,319,000

         Conversion Rate - Wholesale Vehicles                  54.5%           54.1%                    58.1%           59.4%

         Vehicles Financed                                   228,000         200,000                  904,000         795,000

         EBITDAL (Millions) <F1>                               $47.7           $36.3                   $221.2          $151.8

-------------

<F1> Earnings Before Interest, Taxes, Depreciation, Amortization and Lease Expense